UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2011

ALCO, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-51105	11-3644700
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Suite 501, Bank of America Tower
12 Harcourt Road, Central
Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 852-2521-0373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 5, 2011, the board of directors of the Registrant approved the adoption of amended and restated bylaws to become effective immediately as of the date of adoption.  The board of directors approved the adoption of amended and restated bylaws pursuant to, and in accordance with, the provisions of Section 78.120 of the Nevada Revised Statutes and Article VI, Section 2, of the previously adopted bylaws of the Registrant.  The amended and restated bylaws were adopted to revise and update the previously existing bylaws in their entirety, but do not contain provisions changing the authorized number of directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

The exhibits listed below are filed as part of this Current Report on Form 8-K:

3.3

Amended and Restated Bylaws dated December 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO, INC.

By: /s/ Andrew Liu, Chief Executive Officer

Date: December 5, 2011